Exhibit 10.11

BMW AUTO LEASING LLC,
as Transferor,
BMW VEHICLE LEASE TRUST 2016-1,
 as Initial-Secured Party,
U.S. BANK NATIONAL ASSOCIATION,
 not in its individual capacity but solely as Indenture Trustee and as Assignee-Secured Party,
and
U.S. BANK NATIONAL ASSOCIATION,
as Securities Intermediary

FORM OF CONTROL AGREEMENT
Dated as of February 17, 2016

TABLE OF CONTENTS

CONTROL AGREEMENT
This Control Agreement, dated as of February 17, 2016 (this “Agreement”), is among BMW Auto Leasing LLC (the “Transferor”), BMW Vehicle Lease Trust 2016-1, as initial secured party (the “Initial-Secured Party”), U.S. Bank National Association, not in its individual capacity but solely as indenture trustee (in such capacity, the “Indenture Trustee”) and as assignee secured party (in such capacity, the “Assignee-Secured Party”), and U.S. Bank National Association, as securities intermediary (the “Securities Intermediary”).
RECITALS
WHEREAS, pursuant to the Trust Agreement, the Transferor has granted to the Initial-Secured Party a security interest in investment property consisting of the Reserve Fund, related Security Entitlements and the financial assets and other investment property from time to time included therein to secure payment of the Secured Obligations.
WHEREAS, the Initial-Secured Party has pledged and assigned its rights in the Reserve Fund to the Assignee-Secured Party pursuant to the Indenture to secure payment of the Notes;
WHEREAS, pursuant to the Indenture, on the date on which the lien of the Indenture is released, rights with respect to the Reserve Fund shall be transferred back to the Initial-Secured Party; and
WHEREAS, the parties hereto desire (i) that the security interest of the Assignee-Secured Party be a first priority security interest perfected by “control” pursuant to Articles Eight and Nine of the UCC and (ii) to make provision for the perfection in a similar manner of the Initial-Secured Party’s security interest following release of the lien of the Indenture.
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE ONE

 DEFINITIONS
Section 1.01.      General Definitions.  Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement.  Capitalized terms that are used herein that are not otherwise defined shall have the meaning ascribed thereto in the Indenture.
“Agreement” has the meaning set forth in the Preamble.
“Assignee-Secured Party” has the meaning set forth in the Preamble.

“Entitlement Holder” means, with respect to any financial asset, a Person identified in the records of the Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary with respect to such financial asset.
“Entitlement Order” means a notification directing the Securities Intermediary to transfer or redeem a financial asset.
“Indenture” means the Indenture, dated as of February 17, 2016, between the Initial-Secured Party and the Indenture Trustee.
“Indenture Trustee” has the meaning set forth in the Preamble.
“Initial-Secured Party” has the meaning set forth in the Preamble.
“Notes” has the meaning set forth in the Indenture.
“Person” means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.
“Reserve Fund” means an account in the name “U.S. Bank National Association, as Indenture Trustee, BMW Vehicle Lease Trust 2016-1” established with the Securities Intermediary pursuant to the Trust Agreement, together with any successor accounts established pursuant to the Indenture, or after release of the lien of the Indenture, the Trust Agreement.
“Secured Obligations” has the meaning set forth in the Trust Agreement.
“Security Entitlement” means the rights and property interest of an Entitlement Holder with respect to a financial asset, as specified in Part 5 of Article 8 of the UCC.
“Transferor” has the meaning set forth in the Preamble.
“Trust Agreement” means the Amended and Restated Trust Agreement, dated as of February 17, 2016, between the Transferor and Wilmington Trust, National Association, as owner trustee.
“UCC” means the Uniform Commercial Code as in effect in the State of New York on the date hereof.
Section 1.02.      Incorporation of UCC by Reference.  Except as otherwise specified herein or as the context may otherwise require, all terms used in this Agreement not otherwise defined herein which are defined in the UCC shall have the meanings assigned to them in the UCC.

ARTICLE TWO

 ESTABLISHMENT OF CONTROL OVER SECURITIES ACCOUNTS
Section 2.01.      Establishment of Reserve Fund.  The Securities Intermediary hereby confirms that (i) the Reserve Fund has been established with the Securities Intermediary, (ii) the Reserve Fund is an account to which financial assets are or may be credited, (iii) the Securities Intermediary shall, subject to the terms of this Agreement and the Indenture, treat the Assignee-Secured Party as entitled to exercise the rights that comprise any financial asset credited to the Reserve Fund, (iv) all property delivered to the Securities Intermediary by or on behalf of the Assignee-Secured Party or the Initial-Secured Party for deposit to the Reserve Fund will promptly be credited to the Reserve Fund and (v) all securities or other property underlying any financial assets credited to the Reserve Fund shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Reserve Fund be registered in the name of the Transferor, payable to the order of the Transferor or specially endorsed to the Transferor except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank.
Section 2.02.      “Financial Assets” Election.  The Securities Intermediary hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Reserve Fund shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.
Section 2.03.      Entitlement Orders.  If at any time the Securities Intermediary shall receive any Entitlement Order from the Assignee-Secured Party with respect to the Reserve Fund, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Transferor, the Initial-Secured Party or any other Person.  If at any time the Assignee-Secured Party notifies the Securities Intermediary in writing that the lien of the Indenture has been released, the Securities Intermediary shall thereafter comply with Entitlement Orders with respect to the Reserve Fund from the Initial-Secured Party without further consent by the Transferor or any other Person.
Section 2.04.      Subordination of Lien; Waiver of Set-Off.  In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Reserve Fund or any Security Entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interests of the Assignee-Secured Party and the Initial-Secured Party.  The financial assets and other items deposited to the Reserve Fund will not be subject to deduction, set-off, banker’s lien or any other right in favor of any Person or entity other than the Assignee-Secured Party and, subject to the provisions hereof, the Initial-Secured Party (except that the Securities Intermediary may set off against amounts on deposit in the Reserve Fund (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Reserve Fund, and (ii) the face amount of any checks which have been credited to the Reserve Fund but are subsequently returned unpaid because of uncollected or insufficient funds).

Section 2.05.      Notice of Adverse Claims.  Except for the claims and interests of the Initial-Secured Party, the Assignee-Secured Party and the Transferor in the Reserve Fund, the Securities Intermediary does not know of any claim to, or interest in, the Reserve Fund or in any financial asset credited thereto.  If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Reserve Fund or in any financial asset carried therein, the Securities Intermediary will promptly notify the Assignee-Secured Party, the Initial-Secured Party and the Transferor thereof.
ARTICLE THREE

REPRESENTATIONS, WARRANTIES AND COVENANTS
 OF THE SECURITIES INTERMEDIARY
Section 3.01.      Representations, Warranties and Covenants of the Securities Intermediary.  The Securities Intermediary hereby represents and warrants to the Assignee-Secured Party, the Initial-Secured Party and the Transferor, and covenants that:
(a)            The Reserve Fund has been established as set forth in Section 2.01 and the Reserve Fund will be maintained in the manner set forth herein until termination of this Agreement.  The Securities Intermediary shall not change the name or account number of the Reserve Fund without the prior written consent of the Assignee-Secured Party (or, after receipt of notice pursuant to Section 2.03 that the lien of the Indenture has been released, the Initial-Secured Party).  The Securities Intermediary is acting hereunder in the capacity of a “securities intermediary” within the meaning of Section 8-102(a)(14) of the UCC.
(b)            No financial asset carried in the Reserve Fund is or will be registered in the name of the Transferor, payable to the order of the Transferor, or specially endorsed to the Transferor, except to the extent such financial asset has been endorsed to the Securities Intermediary or in blank.
(c)            This Agreement is the valid and legally binding obligation of the Securities Intermediary.
(d)            The Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement pursuant to which it agrees to comply with Entitlement Orders of any Person other than the Assignee-Secured Party or the Initial-Secured Party, in each case to the extent provided in Section 2.03, with respect to the Reserve Fund.
(e)            The Securities Intermediary has not entered into any other agreement with the Transferor, the Assignee-Secured Party or the Initial-Secured Party purporting to limit or condition the obligation of the Securities Intermediary to comply with Entitlement Orders as set forth in Section 2.03.

ARTICLE FOUR

 MISCELLANEOUS
Section 4.01.      Choice of Law.  This Agreement and the Reserve Fund shall be governed by the laws of the State of New York.  Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction and the Reserve Fund (as well as the Security Entitlements related thereto) shall be governed by the laws of the State of New York.
Section 4.02.      Conflict with other Agreements.  There are no other agreements entered into between the Securities Intermediary in such capacity and the Transferor with respect to the Reserve Fund.  In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.
Section 4.03.      Amendments.  No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.
Section 4.04.      Successors.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors.
Section 4.05.      Notices.  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to, in the case of (i) the Transferor, at 300 Chestnut Ridge Road, Woodcliff Lake, NJ 07677 (telecopier no. (201) 307-9286), Attention: General Counsel, with a copy (which shall not constitute notice) to Reed Auerbach, Esq., Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178; (ii) the Initial-Secured Party, at c/o Wilmington Trust, National Association, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890, Attention: Corporate Trust Administration, with a copy to BMW Financial Services NA, LLC, as Administrator, at 300 Chestnut Ridge Road, Woodcliff Lake, NJ 07677 (telecopier no. (201) 307-9286), Attention: General Counsel; (iii) the Indenture Trustee and the Assignee-Secured Party, at 190 South LaSalle Street, 7th Floor, Chicago, Illinois 60603, Attention: Global Structured Finance/BMW Vehicle Lease Trust 2016-1; and (iv) the Securities Intermediary, at 190 South LaSalle Street, 7th Floor, Chicago, Illinois 60603, Attention: Global Structured Finance/BMW Vehicle Lease Trust 2016-1; or as to any of such parties, at such other address as shall be designated by such party in a written notice to the other parties.
Section 4.06.      Termination.  The rights and powers granted herein to the Assignee-Secured Party have been granted in order to perfect its security interest in the Reserve Fund, are powers coupled with an interest and will neither be affected by the bankruptcy of the Transferor nor by the lapse of time.  The obligations of the Securities Intermediary hereunder shall continue in effect with respect to the Reserve Fund until the Assignee-Secured Party and the Initial-Secured Party (or, after the Securities Intermediary has been notified of the release of the lien of the Indenture pursuant to Section 2.03, the Initial-Secured Party) have notified the Securities

Intermediary in writing that their respective security interests under the Indenture and the Trust Agreement have been terminated.
Section 4.07.      Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.
Section 4.08.      Limitation of Liability of Owner Trustee.  The parties hereto are put on notice and hereby acknowledge and agree that (a) this Agreement is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as Owner Trustee of the Initial-Secured Party, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Initial-Secured Party is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Initial-Secured Party, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein of the Initial-Secured Party, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) Wilmington Trust, National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the Initial-Secured Party in this Agreement and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Initial-Secured Party or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Initial-Secured Party under this Agreement or any other related documents.
Section 4.09.      Communications with Rating Agencies.   If the Securities Intermediary shall receive any written or oral communication from any Rating Agency (or any of their respective officers, directors or employees) with respect to the transactions contemplated hereby or under the Basic Documents or in any way relating to the Notes, such party agrees to refrain from communicating with such Rating Agency and to promptly (and, in any event, within one Business Day) notify the Administrator of such communication.  Each of the Indenture Trustee and the Securities Intermediary agree to act at the direction of the Administrator with respect to any communication to a Rating Agency and further agree that in no event shall such party engage in any oral communication with respect to the transactions contemplated hereby or under the Basic Documents or in any way relating to the Notes with any Rating Agency (or any of their respective officers, directors or employees) without the participation of the Administrator.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.
BMW AUTO LEASING LLC,
as Transferor
By:_______________________________ Name: Title:
By:_______________________________ Name: Title:

BMW VEHICLE LEASE TRUST 2016-1,
as Initial-Secured Party
By:Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee
By:_______________________________ Name: Title:
U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity but solely as Indenture Trustee and as Assignee-Secured Party
By:_______________________________ Name: Title:
U.S. BANK NATIONAL ASSOCIATION, as Securities Intermediary
By:_______________________________ Name: Title: